UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2007

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	651-293-2233

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2007, Ecolab Inc. (“Ecolab”) announced earnings for the second quarter ended June 30, 2007.  A copy of the News Release issued by Ecolab in connection with this report under Item 2.02 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab also will publish the News Release on its website located at www.ecolab.com.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

(99)                                                   Ecolab Inc. News Release dated July 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: July 24, 2007	By:	/s/Sarah Z. Erickson
		By:	Sarah Z. Erickson
		Its:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99)	Ecolab Inc. News Release dated July 24, 2007.	Filed herewith electronically.